Exhibit 99.1

A Global Industrial Gasification Company Timothy E. Vail President & CEO Pritchard Capital Partners Energize 2008 Conference San Francisco, CA January 8, 2008 S y n t h e s i s E n e r g y S y s t e m s C l e a n E n e r g y W o r k s

Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, a Delaware corporation ("Synthesis" or the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our early stage of development, our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the limited history and viability of our technology, our results of operations in foreign countries, and our ability to diversify. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SES Highlights Exclusive global license to proven U-GAS(r) coal gasification technology Headquartered in Houston; major operations in Shanghai and Beijing Trades on the NASDAQ Capital Markets under the ticker SYMX Construction complete on first project, Hai Hua; initial syngas production in January 2008 Second project under construction Work underway on two additional projects Strategic alliances with industry players: AEI to identify and jointly develop various projects in emerging markets worldwide CONSOL Energy to identify and develop Northern Appalachian projects Major U.S.-Based Multinational Chemical Company to develop a coal-to-methanol plant in China

Gasification Gasification is a proven process which converts solid hydrocarbon fuels such as coal, biomass or petroleum coke into syngas Limits production of harmful emissions (CO2, SOx, NOx and particulates) Produces useful chemical byproducts (O2, N2 and steam) Syngas (CO, Hydrogen) Chemical Feedstock Fuel for Power Generation Power Plant Coal Ammonia, Urea and Methanol Methanol, DME, FT Diesel Biomass Transportation Fuels Gasifier

Feedstock Costs Drives Economics Nat Gas Coal Methanol $0.0 $0.5 $1.0 $1.5 $0.1B $0.9B $1.3B $2.0 Inputs $6 - 9 / MMBtu Natural Gas $0.5 - 2 / MMBtu Coal (Waste Coal) Methanol 225k TPA Methanol Plant Note: Capital cost for methanol capacity between $100 - 500M depending upon feedstock and geography. 20 Year Project Life (Nominal Dollars) $300- 800 / ton @ $0.50/MMBtu @ $6/MMBtu @ $300/ton 33 MMBtu / ton

What is U-GAS(r) Gasification Technology? Exclusive global license to U-GAS(r) from the Gas Technology Institute Utilizes fluidized-bed gasification technology Efficiently converts carbon into high-value syngas Utilizes a wide-range of feedstocks SES engineers continue to improve U-GAS(r) Steam Gas Coal Oxygen Ash

Operational Costs Lower temperature process reduces maintenance costs and downtime Scalability Lower capital cost for units of comparable size (100 - 400 MW) + O2 Gas Steam Slag Steam Gas Coal O2 Slag Gas Ash Coal Coal Steam + O2 Steam + O2 Significant Advantages Over Other Gasification Technologies Fuel Type Moving or Fixed Bed U-GAS(r) Fluidized Bed Entrained Flow Unique ability to efficiently gasify a wide range of fuels - low rank and waste coals SES U-GAS(r) ADVANTAGES Coal Ash Ash

Feedstocks Gasified in U-GAS®

SES SYNTHESIS ENERGY SYSTEMS

Bituminous Coals

Western Kentucky No. 9, washed & ROM
Western Kentucky No. 9 and 11, Camp
Illinois No. 6, Peabody No. 10 and Crown III
Pittsburgh No. 8, Champion and Ireland
Australian, Bayswater No. 2, Sydney Basin
Polish, Silesia
French, Merlebach - ROM
Utah , - ROM
Columbian
Chinese, Shen Fu
Indian, North Karanpura, washed and ROM

Low Rank Coals

Montana Rosebud, Colstrip
Wyoming, Big Horn
North Dakota, Freedom
Saskatchewan Lignite, Shand

Coke Char, Peat, Wastes

Metallurgical Coke, U.S., China, Poland
Western Kentucky No. 9 coal char
Illinois No. 6 coal char
Finnish Peat, Viidansuo and Savaloneva
Automobile Shredder Residue

Biomass

Finnish waste wood and pulp mill waste
Danish Willow
Danish Straw
Pelletized alfalfa stems
Pelletized waste wood

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Scale-up History of GTI Gasification Technology Capacity, Tons/day 1 10 100 1000 1970 1975 1980 1985 1990 1995 2000 2005 24 80 30 100 150 40 HP Biomass HP Coal LP Coal 10 8 40 20 Flex-Fuel Shanghai Maui Finland RENUGAS Chicago UGAS Pilot and PDU - Chicago 2010 165 Skive, Denmark Hai Hua, China 400 500 MP Coal Golden Concord, China 0 50 100 150 200 250 Total Investments US$ Millions

Business Strategy Develop projects where U-GAS(r) technology has clear competitive advantages Target size range of 100 MW to 400 MW Close proximity to low rank and/or waste coal Target projects with attractive financial returns Projects with high pre-tax returns Technology access licensing and high-margin equipment sales opportunities Work with recognized strategic partners Expand developmental footprint Share operational expertise Exploit local China capabilities Equipment sourcing Experienced engineering team

World's second largest and fastest growing energy consumer (1) Rising dependence on foreign energy - 43% increase imports of oil (1) Planned investment of $127 billion in coal-to-chemicals industry by 2020 (1) China is the world's second largest consumer of methanol Rising use of methanol in gasoline blending DME produced from methanol is a clean-burning alternative to liquefied petroleum gas, which is heavily used in Chinese taxi fleet China: Strategic Growth in Coal-to-Chemicals (1) Source: Energy Business Reports

China : Tactical Considerations Project development is faster, more efficient and less costly Strong governmental support lowers siting and permitting hurdles Strong local support eliminates "NIMBY" issues Availability of government bank financing of project costs Provinces expected to be included in coal-to-chemicals regions Golden Concord Hai Hua Yima

Hai Hua Joint Venture Hai Hua is an independent producer of metallurgical coke, town gas and methanol Hai Hua problem - SES solution Short coke oven gas to fuel methanol plant U-GAS(r) plant to provide incremental syngas Hai Hua U-GAS(r) facility overview Construction complete; operational by January 2008 Utilizes waste coal from Hai Hua coke ovens 28,000 scm/hr of syngas Joint venture overview 95%-owned by SES (10% after year 20) 50%-bank debt financed Capacity fee and offtake agreement with Hai Hua Ground Breaking Ceremony Installation of Hai Hua Gasifers

February 2007 - Civil Engineering Complete

May 2007 - Major Equipment Complete

September 2007 - Construction Substantially Complete Sulfur Removal Gasifiers Acid Gas Removal Power Distribution Control Center Air Separation Unit

January 2008 - First Syngas Production

Golden Concord Joint Venture Golden Concord is a subsidiary of one of China's largest private independent power producers Over 5 GW of installed electricity in China Owns coal mines in Shanxi, Henan and Inner Mongolia Over 1 billion tonne coal reserve in Inner Mongolia alone Abundant sources of low rank and waste coal Fast track development cycle Coal ? syngas ? methanol ? DME Annual production of 225,000 tonnes of methanol or 150,000 tonnes of DME Initial customer contact to completion in under two years Add golden concord pic Golden Concord Joint Venture

Yima Joint Venture Yima is a large formally state-owned, integrated Chinese coal company One of 10 largest coal mining companies in China (1) Owns large lignite reserves in Henan Province (1) Currently runs Lurgi-gasifier system (1) Gasification expansion approved by provincial government Executed a preliminary agreement to form a joint-venture company on April 27, 2007 Construction of an integrated coal-to-methanol-to-DME plant Annual production of 1 million tonnes of methanol or 660,000 tonnes of DME JV agreement under negotiation; government approvals pending Ground breaking expected in 1st half of 2008, start-up expected 4th quarter of 2009 (1) Source: Internal Company Reports

Strategic Relationship with AEI AEI owns and operates essential energy infrastructure businesses serving more than 6.1 million customers with 11,800 employees in Latin America, Europe and Asia Over $2.7 billion in revenues (2006 pro forma) Gross installed capacity - 1,735 MW Power distribution lines - 160,000 km Gas / liquids pipelines - 39,000 km Gasoline stations - more than 1,500 Multi-year agreement to jointly develop coal conversion projects in emerging markets worldwide using U-GAS(r) Augmentation of our developer network Provides project portfolio expansion Expands our geographic reach beyond our current markets Benefits include:

SES and CONSOL Energy Alliance About Consol Energy Largest coal reserve holder east of Mississippi River - 70% Owned in Fee 4.5 billion tons of coal reserves on 400,000 acres of land Coal waste stream of 20 million tons annually = 40-50 Bcf of gas Annual revenues of $3.7 B with a market cap of $10 B SES and CONSOL Energy Joint Development Agreement Conducting feasibility study regarding potential joint venture Scope of opportunity (coal to waste streams only) 1.6 million tons liquid (e.g. methanol) 35 Bcf per year of SNG Target plant operations in fourth quarter of 2010

Multi-National Industrial Corporations Large consumers of energy and/or chemicals seeking low-cost energy alternatives Opportunities to deploy U-GAS(r) at multiple sites around the world Target customers include: Chemical producers Integrated oil companies Aluminum companies Current opportunities Feasibility study for a coal-to-methanol plant in China with a major U.S.-based multinational chemical company - lower cost methanol feedstock Alumina refiner - lower energy costs by replacing natural gas and heavy fuel oil Major chemicals company - replace natural gas in hydrogen and carbon monoxide production

Real Projects / Demonstrated Performance In Summary Proven U-GAS(r) technology offers many advantages Fuel flexibility Lower operational cost "Right sized" for today's industrial customers Leveraging global advantages Faster development and construction cycles Lower capital cost for equipment Advantaged engineering resources Actively developing projects in Asia and North America with world class partners Actually building projects - two under construction / two under development

For current streaming video of Hai Hua, visit: www.synthesisenergy.com/haihua S y n t h e s i s E n e r g y S y s t e m s C l e a n E n e r g y W o r k s